Exhibit 99.1

Ensco International Incorporated 500 North Akard Suite 4300 Dallas, TX 75201-3331 Phone: (214) 397-3000 www.enscointernational.com	News Release
Ensco Stockholders Approve Change in Corporate Structure
     Dallas, Texas, December 22, 2009 ... Ensco International Incorporated (NYSE: ESV) announced today at a Special Meeting of Stockholders that an overwhelming majority of Ensco’s outstanding shares were voted in favour of the previously announced plan to change the Company’s corporate structure. The plan is designed to enhance Ensco’s worldwide business operations.
     Effective tomorrow, December 23, 2009, Ensco’s parent company legal domicile will change from Delaware to the U.K., the new parent company name will be Ensco International plc, and Ensco’s ordinary shares will begin trading as American Depository Shares on the New York Stock Exchange under the trading symbol “ESV”, the current trading symbol for Ensco’s common stock. In first quarter 2010, the Company will relocate several of our executive officers to a new global headquarters in London. Ensco will continue to conduct the same business operations.
     Chairman, President and Chief Executive Officer Dan Rabun stated, “We greatly appreciate the overwhelming endorsement of our stockholders to pursue the benefits of our plan which we expect will result in enhanced management oversight of our worldwide fleet, greater access to more of our customers and potential tax efficiencies.” Mr. Rabun added, “We expect a smooth transition and we will work vigorously to realize the anticipated benefits for our customers, employees and stockholders.”
     Ensco International (NYSE: ESV) brings energy to the world as a global provider of offshore drilling services to the petroleum industry. With a fleet of ultra-deepwater semisubmersible and premium jackup drilling rigs, Ensco serves customers with high-quality equipment, a well-trained workforce and a strong record of safety and reliability. To learn more about Ensco, please visit our website www.enscointernational.com.
     Statements contained in this document that state the Company’s or management’s intentions, hopes, beliefs, expectations, anticipations, projections, confidence, schedules, or predictions of the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995.
     Forward-looking statements include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and words and phrases of similar import. The forward-looking statements include, but are not limited to, statements about the reorganization of the Company’s corporate structure and our plans, objectives, expectations, anticipated benefits and intentions with respect thereto and with respect to future operations, including the enhanced management oversight, closer proximity to customers and potential tax efficiencies that we expect to achieve as a result of the restructuring, as described in this press release and in the Company’s proxy statement filed with the Securities and Exchange Commission (SEC) on November 20, 2009 and subsequently delivered to stockholders.
     Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including (i) changes in foreign or domestic laws, including tax laws, that could effectively reduce or eliminate the benefits we expect to achieve from the reorganization of the Company’s corporate structure; (ii) negative publicity resulting from the restructuring having an adverse effect on our business; (iii) an inability to realize expected benefits from the restructuring or the occurrence of difficulties in connection with the restructuring;

Continued Ensco International Incorporated News Release
(iv) costs related to the restructuring and implementation thereof, which could be greater than expected; (v) industry conditions and competition, including changes in rig supply and demand or new technology; (vi) risks associated with the global economy and its impact on capital markets and liquidity; (vii) oil and natural gas prices and their impact upon future levels of drilling activity and expenditures; (viii) further declines in rig activity, which may cause us to idle or stack additional rigs; (ix) excess rig availability or supply resulting from delivery of newbuild drilling rigs; (x) heavy concentration of our rig fleet in premium jackups; (xi) cyclical nature of the industry; (xii) worldwide expenditures for oil and natural gas drilling; (xiii) the ultimate resolution of the ENSCO 69 situation in general, and the potential return of the rig or package policy political risk insurance recovery in particular; (xiv) changes in the timing of revenue recognition resulting from the deferral of certain revenues for mobilization of our drilling rigs, time waiting on weather or time in shipyards, which are recognized over the contract term upon commencement of drilling operations; (xv) operational risks, including excessive unplanned downtime and hazards created by severe storms and hurricanes; (xvi) risks associated with offshore rig operations or rig relocations in general and in foreign jurisdictions in particular; (xvii) renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent; (xviii) inability to collect receivables; (xix) changes in the dates new contracts actually commence; (xx) changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service; (xxi) risks inherent to domestic and foreign shipyard rig construction, repair or enhancement, including risks associated with concentration of our remaining ENSCO 8500 Series® rig construction contracts in a single foreign shipyard, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery; (xxii) availability of transport vessels to relocate rigs; (xxiii) environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future and are not covered by insurance or indemnity in whole or in part; (xxiv) limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris; (xxv) self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season; (xxvi) impact of current and future government laws and regulations affecting the oil and gas industry in general and our operations and restructuring in particular, including taxation as well as repeal or modification of same; (xxvii) our ability to attract and retain skilled personnel; (xxviii) governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets; (xxix) terrorism or military action impacting our operations, assets or financial performance; (xxx) outcome of litigation, legal proceedings, investigations or insurance or other claims; (xxxi) adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative financial instruments; (xxxii) potential long-lived asset or goodwill impairments; (xxxiii) potential reduction in fair value of our auction rate securities; and (xxxiv) other risks as described from time to time as Risk Factors and otherwise in the Company’s SEC filings. Moreover, the United States Congress, the U.S. Internal Revenue Service, the U.K. Parliament or H.M. Revenue & Customs may attempt to enact new statutory or regulatory provisions that could adversely affect Ensco’s status as a non-U.S. corporation or otherwise adversely affect Ensco’s anticipated global tax position following the restructuring. Retroactive statutory or regulatory actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive application to Ensco or the restructuring.
     The factors identified above are believed to be important factors (but not necessarily all of the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by us. Other factors not discussed herein could also have material adverse effects on us. All forward-looking statements included in this document are expressly qualified in their entirety by the foregoing cautionary statements.
     The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For additional factors see also “Risk Factors” in Ensco’s definitive proxy statement/prospectus filed with the SEC on November 20, 2009, Part I, Item 1A “Risk Factors” included in Ensco’s Form 10-K for the year ended December 31, 2008, and Part II, Item 1A “Risk Factors” included in Ensco’s Form 10-Q for the quarter ended September 30, 2009. Copies of the Form 10-K and Form 10-Q are available online at www.sec.gov or on request from the Company as set forth in Part I, Item 1 “Available Information” in Ensco’s Form 10-K.
     All information in this news release is as of today. The Company undertakes no duty to update any forward-looking statement, to conform the statement to actual results, or reflect changes in the Company’s expectations.
Contact:	Sean O’Neill Vice President — Investor Relations (214) 397-3011